99.1 EXHIBITS

                             CONSENT TO FORECLOSURE
                               AND GENERAL RELEASE

         This Consent to Foreclosure and General Release ("Agreement") is entered into as of August 20, 2003 between Reserva, LLC, a California limited liability company ("Reserva") on the one hand, and CITA Biomedical, Inc., a Delaware corporation ("CITA") and CITA Americas, Inc., a Nevada corporation (each a "Debtor" and collectively the "Debtors"), on the other.

         WHEREAS, on March, 3, 2003, Reserva loaned to CITA the sum of Three Hundred Thousand Dollars ($300,000.00);

         WHEREAS, on March 3, 2003, CITA duly executed and delivered a written promissory note (the "Note"), copy of which is attached hereto as Exhibit "A", in the original principal amount of Three Hundred Thousand Dollars ($300,000.00);

         WHEREAS, on March 3, 2003, CITA Americas, Inc. executed and delivered a written Guaranty, a copy of which is attached hereto as Exhibit "B", to secure the obligations of CITA under the Note;

         WHEREAS, on March 3, 2003, Debtors executed and delivered a written Security Agreement, a copy of which is attached hereto as Exhibit "C" (together with the Note and Guarantee, the "Transaction Documents"), to secure timely payment in full of the Note and satisfaction of Debtors' obligations under the Transaction Documents;

         WHEREAS, Reserva has a perfected, first-priority security interest in all personal property of the Debtors, as set forth in the UCC-1 Financing Statement, a copy of which is attached hereto as Exhibit "D";

         WHEREAS, on June 17, 2003, Debtors were properly served with a Notice of Default, a copy of which is attached hereto as Exhibit "E", advising them that an Event of Default would exist under the Security Agreement if the outstanding balance due under the Note was not paid in full within thirty (30) days;

         WHEREAS, Debtors failed to pay any of the balance due under the Note, or any of the accrued and unpaid interest thereon, within one hundred (100) days, to wit by Monday, June 16, 2003, and an Event of Default under the Security Agreement occurred;

         WHEREAS, on July 30, 2003, Debtors were properly served with a Notice of Disposition of Collateral (the "Notice"), a copy of which is attached hereto as Exhibit "F", stating Reserva's intention to dispose of all Collateral;

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         WHEREAS, Debtors had no ability to satisfy any of the balance due under the Note or any of their obligations under the Transaction Documents, and as of August 20, 2003, there remained past due under the Note Three Hundred Thirteen Thousand Seven Hundred Ninety-Six Dollars ($313,796) in principal and accrued interest, plus costs of sale, collection expenses and attorney's fees;

         WHEREAS, on August 20, 2003, following proper notice and public advertising, a public auction (the "Sale") was held in a commercially reasonable manner, and all of the Collateral was sold to the high bidders at the Sale in satisfaction of Debtors' obligations under the Note; and

         WHEREAS, the parties now desire to resolve all issues between them.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agrees as follows:

         1. Consent to Foreclosure Sale. Debtors hereby consent to the sale of the Collateral, and the foreclosure of all Debtors' rights in and to the Collateral, via the Sale. Debtors, and each of them, further acknowledge and agree that (a) every aspect of the Sale, including without limitation the method, manner, time, place, advertising, notice, and other terms, was commercially reasonable in all respects, and in accordance with reasonable commercial practices, (b) the advertising or public notice given for the Sale was sufficient to provide a meaningful opportunity for competitive bidding, and
(c) upon completion of the Sale, Debtors have no further right, title, or interest in or to any of the Collateral. The Sale shall constitute, is intended to be and is an absolute conveyance of all right, title and interest in and to all Collateral. Debtors are not acting under any misapprehension as to the effect thereof, have acted freely and voluntarily and are not acting under any coercion or duress.

         2. Delivery of Property. Debtors acknowledge the transfer of all right, title and interest in and to the computer systems and equipment listed as Items 12 and 14 in the Notice to the high bidder for such items at the foreclosure sale, Norbert Bodner, and shall immediately deliver same to such purchaser. Debtors acknowledge the transfer of all right, title and interest in and to all personal property and fixtures listed as Items 1 through 11, 13, and 15 through 22 in the Notice to the high bidder for such items at the foreclosure sale, Hythiam, Inc., a New York corporation ("Hythiam"), and shall immediately deliver same to such purchaser; in furtherance of the foregoing Debtors shall immediately reroute the DNS pointers for the Internet domains citabio.com and citatreatment.com as designated by such purchaser, and shall, as soon as reasonably practicable, change each of their corporate names so that they no longer include the mark "CITA", and change their trading symbol so that it no longer incorporates the mark "DTOX" to a symbol that does not incorporate the mark "CITA". Debtors further agree to execute any additional assignments, bills of sale or other documents as may be necessary to transfer the patents, trademarks and other rights purchased by Hythiam.

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         3. Stock Transfer. Reserva shall cause Hythiam to agree to grant to
CITA Three Hundred Sixty Thousand (360,000) shares of Hythiam common stock, $.001 par value, or an equal number of shares of any successor corporation to Hythiam (the "Shares"), subject to (a) the provisions of Sections 2 above and
Section 4 below, and (b) all other representations, warranties, covenants and restrictions by which Investors in Hythiam common stock are bound, as set forth in the confidential Private Placement Memorandum attached hereto as Exhibit "G". The issuance of Shares or the payment or receipt of any part of the consideration therefor are expressly conditioned upon the availability of an applicable exemption from the Securities Act of 1933, as amended, and applicable state securities laws. Debtors represent and warrant that (i) Debtors have such knowledge and experience in financial and business matters that will enable them to evaluate the potential merits and risks of acquiring the Shares, (ii) CITA will be acquiring the Shares for its own account and not with a view toward resale or distribution of the Shares, and (iii) Debtors fully understand the speculative nature, high degree of risk, and limited marketability of the Shares. All obligations of Reserva under Section 9(e) of the Security Agreement are hereby deemed satisfied in full, and the provisions of said Section 9(e) are hereby canceled and voided in their entirety.

         4. Satisfaction of Creditors. Debtors represent and warrant that (a) a full and complete list of all or substantially all of their creditors (the "Creditors") is attached hereto as Exhibit "H", (b) Debtors know of no other persons to whom either Debtor owes any debt, liability or obligation, or who has made any claim against Debtor or any of the Collateral, and (c) no such person holds any security interest or other rights in or to any of the Collateral. There shall be no obligation to grant any Shares to CITA, unless and until (i) a registration statement covering the Shares has been declared effective by the Securities and Exchange Commission, and (ii) full and complete releases as to Debtors, Reserva, Hythiam any successor to Hythiam, and the Collateral have been obtained from all or substantially all of the Creditors. Reserva may, in its sole and absolute discretion, agree or cause Hythiam to agree to grant a portion of the Shares before all Creditors have granted releases, if CITA obtains releases from a substantial portion of significant Creditors.

         5. General Release. Debtors hereby fully, completely, absolutely and unconditionally release, discharge and holds harmless Reserva, Hythiam and any successor to Hythiam, and each of their past and present managers, members, officers, directors, shareholders, employees, agents, attorneys, affiliates and assigns, whether acting in their representative or individual capacities, from any and all claims, causes of action, rights and actions of any kind or nature whatsoever, either at law or in equity, including without limitation all claims in any way arising out of or relating to the Collateral or the Sale.

         6. Unknown Claims. It is Debtors' intention to fully, finally and forever settle, release and resolve all claims, regardless of whether known or unknown, foreseen or unforeseen, suspected or unsuspected, vested or contingent, accrued or unaccrued. The releases given herein shall be and remain in effect to their full extent, notwithstanding the discovery or existence of any additional or different facts. Debtors knowingly and voluntarily waives the provisions of California Civil Code section 1542, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

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         7. Arbitration. Any controversy, dispute or claim of any nature whatsoever arising out of, in connection with or in relation to this Agreement, or involving the parties hereto, including the issue of arbitrability of any such disputes, will be resolved by binding arbitration before a retired judge at JAMS. The prevailing party shall be awarded attorneys' fees, costs and expenses.

         8. Incorporation By Reference. Each of the Exhibits hereto, and the provisions thereof, are hereby incorporated by reference, as though the same were fully set forth herein. Capitalized terms not otherwise used in this Agreement have the meanings set forth therein.

         9. Severability. If any provision of this Agreement is invalid or unenforceable for any reason, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provisions shall be deemed deleted from this Agreement as though the provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

         10. Confidentiality. Debtors shall hold this Agreement, its terms and the Exhibits hereto in strict confidence, and not publicly disclose or divulge any such information to any third party.

         11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, and supercedes and replaces all prior and contemporaneous negotiations, representations and understandings, whether written or oral. No party has relied upon any promise or agreement not expressly set forth herein. No modification or waiver of any of the terms hereof shall be effective unless in writing, signed by the party to be charged with such modification or waiver.

DEBTORS:

CITA BIOMEDICAL, INC.               CITA AMERICAS, INC.

By: /s/ Joseph Dunn                 By: /s/ Joseph Dunn
Its: President                      Its: President

By: /s/ Mike Hinton
Its: Board Member



RESERVA:

RESERVA, LLC

By: /s/ Terren Peizer
Its: President